Exhibit 99.1

CNOB Investor Presentation September 2022

About ConnectOne Bancorp, Inc. $ 8.8 Billion in Total Assets Founded in 2005 to capitalize on poor customer service offered to middle market clients by other institutions Commercial Clients a Primary Focus 90% of loan portfolio 65% of deposit base 2 $8.8B in assets June 30, 2022 $6.6B in deposits June 30, 2022 $7.3B in loans June 30, 2022 ConnectOne Bancorp, Inc. is a modern financial services company with $8.8 billion in assets. It operates through its bank subsidiary, ConnectOne Bank, and its fintech subsidiary, BoeFly. ConnectOne Bank is a high - performing commercial bank offering a full suite of products and services with a focus on small to middle - market businesses. The bank's continuous investments in technology coupled with top talent allow ConnectOne to operate a "branch - lite" model, making for a highly efficient business model. BoeFly is a fintech marketplace that connects borrowers in the franchise space with funding solutions through a network of partner banks. Robust Performance & Profitability Q2 2022 1.56% Return on Average Assets Q2 2022 2.28% Pre - Provision Net Revenue¹ / Avg. Assets Q2 2022 15.3% ROATCE¹ Strong Culture Client first and sense of urgency in every business decision from top to bottom of organization Best - in - Class Efficiency One of the most efficient banks in the U.S. due to structure, use of technology and operating philosophy Source: Company Filings, S&P Global Market Intelligence 1. Please refer to Non - GAAP reconciliation in Appendix.

High Operating Performance 3 2022 Q2 Financial Highlights Note: See Appendix 1. PPNR represents pre - tax net income excluding the impact of merger and restructuring charges and provision for loan losses. See appendix for a reconciliation of GAAP and non - GAAP measures. 2. As reported by S&P Global Intelligence 3. Excludes loans secured by taxi medallions 2.28% PPNR 1 as a % of average assets 1.62% Core Return on Assets 2 11.6% T1 Leverage Ratio 3.91% Net Interest Margin 39.1% Efficiency Ratio 0.44% Non - performing Asset Ratio 3 10.8% YoY TBV/Share Growth 15.3% Return on Tangible Common Equity

4 Strong Core Net Interest Margin Source: Company Filings, S&P Global Market Intelligence 1. Represents average rates for the full year periods 2. Represents annualized metrics for the quarters ended March 31, 2022 and June 20, 2022, respectively 3. Net Interest Margin and Interest - Earnings Assets are reflected on a fully taxable equivalent basis. 4. Peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP & WASH. Yields and Costs 3.40% 3.40% 3.35% 3.09% 3.02% 3.02% 3.27% 3.45% 3.28% 3.35% 3.46% 3.66% 3.71% 3.91% 2017Y 1 2018Y 1 2019Y 1 2021Y 1 1Q22 2 2Q 22 2 2020Y 1 Peers CNOB 1.29% 1.62% 1.08% 0.89% 0.58% 0.49% 0.55% 2017 Y 1 2018 Y 1 2019 Y 1 Loans 2020 Y 1 Interest - earning Assets 2021 Y 1 Cost of Funds 1Q22 2 2Q 22 2 Net Interest Margin 3 4.47% 4.68% 5.08% 4.80% 4.59% 4.50% 4.67% 4.29% 4.49% 4.87% 4.47% 4.20% 4.15% 4.41%

Robust Profitability and Capital Generation Source: Company Filings, S&P Global Market Intelligence Note: Please refer to Non - GAAP reconciliation in Appendix. . 1 As reported by S&P Global Market Intelligence, peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP, and WASH. Tangible Book Value per Share Growth Return on Average Assets $13.01 $14.42 $16.06 $17.49 $20.12 $20.79 2017 Y 2018 Y 2019 Y 2020 Y 2021 Y 2Q 22 0.93% 1.17% 1.22% 0.96% 1.69% 1.54% 1.56% 0.95% 1.07% 1.12% 0.82% 1.19% 1.12% 1.17% 2017 Y 2018 Y 2019 Y 2020 Y CNOB 2021 Y Peers(1) 1Q 22 2Q 22 5

Non - Interest Income Diversification of Revenue BoeFly 6 Gains on Sale Minimal dependency on income streams subject to regulatory pressures • SBA Division • Commercial • Residential • Strong fee income momentum • Growing opportunities to expand product set • Interchange fees • Overdraft fees • Maintenance fees

Diversified and Granular Loan Portfolio

($ in millions)

Select Loan Portfolio Details as of June 30, 2022

Segment	$M	% of Total	Underwriting Standards
Construction	$570	8%	■ Project feasibility ■ Developers background and expertise ■ Strict loan to cost advances ■ Rental fallback ■ Plan and cost review ■ Interest reserve ■ Personal guarantees with reliance on liquidity ■ Bank engineer oversight and inspection ■ Leveraging technology using built software in the construction monitoring process
Multifamily	$2,443	34%	■ Principals well known in multifamily space ■ Successful history of strong investments and management track record ■ Loans stressed by: (i) interest rate +200bps and (ii) 10% vacancy ■ Breakeven analysis on interest rate, vacancy and cap rate ■ Current policy has floor of 5% cap rate ■ Leverage proprietary underwriting; do not rely solely on borrower expense estimates ■ Limiting cash out refinancing to a 65% LTV
Non-owner Occupied CRE	$2,108	29%	■ Principals well known in investment real estate industry with history of low vacancy projects ■ Property well positioned for the rental market ■ Breakeven analysis on interest rate, vacancy and cap rate ■ Personal guarantees with reliance on liquidity
Business Loans	$1,892	26%	■ Strong financial controls and well-known accounting firm with satisfactory peer review ■ Low leverage balance sheet with good liquidity ratios ■ Proven profitability / strong profit margin in stable industry ■ Personal guarantees with reliance on liquidity ■ Covenant compliance tracking
Other (e.g. 1-4 Family and Consumer):	$251	3%	
Total Loans:	$7,264	100%	

Source: Company Filings, Regulatory Filings, and Company Designations
Note: Numbers may not sum to 100% due to rounding. Total Loans is gross of unearned net origination fees and excludes PPP and loans held-for-sale.

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8 Loan Portfolio Detail Note: Numbers may not sum to 100% due to rounding Source: Company Filings, Regulatory Filings, and Company Designations Type Balance Percentage Type Balance Percentage CRE - Other / Misc $ 608 8% OOC - Retail $ 138 2% CRE - Retail 570 8% OOC - Warehouse / Industrial 136 2% CRE - Offi ce 306 4% OOC - Other 124 2% CRE - Warehouse / Industrial 303 4% OOC - Offi ce 107 2% CRE - Mixed Use 169 2% OOC - Offi ce / Warehouse or Mi xed Use 105 1% CRE - Land Loan for Future Development 117 2% Total CRE - Owner Occupied 610 9% CRE - Land Loan (Land Onl y) 35 <1% Total CRE - Non - Owner Occupied 2,108 29% C&I - Service 336 5% Commerci al - Schools 244 3% Construction - Multifamily 325 5% C&I - Other 239 3% Construction - Other 146 2% C&I - CRE 131 2% Construction - 1 to 4 Family 99 1% C&I - Contactors 113 2% Total Construction 570 8% C&I - Distribution 111 1% Total CRE - Other $ 2,678 37% C&I - Transportation 75 <1% C&I - Residential 1 to 4 Family 33 <1% Multi Family - 25 to 64 units $ 815 11% Total C&I 1,282 17% Multi Family - 10 to 24 unit 653 9% Total Business Loans $ 1,892 26% Multi Family - 100 units or more 423 6% Multi Family - 5 to 9 units 301 4% Residential - 1st Lien $ 199 3% Multi Family - 64 units to 99 units 251 3% Home Equity and Other 50 <1% Total Multifamily $ 2,443 34% Total Residential $ 249 3% Other CRE, 37% Multifamily, 34% Business Loans, 26% (excludes PPP) ($ in millions) Residential/ Consumer, 3%

9 High Quality Asset Composition and Reserves Nonperforming Assets / Total Assets Net Charge - Offs / Avg. Loans Loan Loss Reserves / Loans Receivable ACL By Segment Type as of June 30, 2022 * Reflects “Allowance for Credit Losses” in accordance with the Company’s adoption of CECL in 2021, prior periods reflect “Allowance for Loan Losses.” Source: Company Filings, S&P Global Market Intelligence Commercial $28,135 Commercial Real Estate 47,562 Commercial Construction 3,413 Residential Real Estate 3,625 Consumer 7 Allowance for Credit Losses - Loans $82,739 Allowance for Credit Losses - Unfunded Commitments 2,323 Total Allowance for Credit Losses $85,062 Segment Type Balance ($000) 0.76% 0.77% 0.75% 1.27% 1.15% 1.15% 1.14% 2017 Y 2018 Y 2019 Y 2020 Y 2021 Y 1Q 22 2Q 22 0.38% 0.44% 0.42% 0.51% 0.48% 0.44% 0.44% 1.29% 0.95% 0.80% 0.82% 0.76% 0.72% 0.69% 2017 Y 2018 Y 2019 Y 2020 Y 2021 Y 1Q 22 2Q 22 NPAs Excl. Taxi / Total Assets NPAs / Total Assets 0.00% 0.41% 0.09% 0.00% 0.03% 0.01% 0.02% 0.00% 0.02% 0.07% 0.00% 0.03% 0.01% 0.00% 2017 Y NCOs 2018 Y Excl. Taxi 2019 Y 2020 Y 2021 Y 1Q 22 / Avg. Loans Excl. Taxi Total NCOs / 2Q 22 Avg. Loan s

Strong Underwriting Culture ■ Disciplined LTV and DSC standards ■ Loan origination process supported by specialized teams of credit analysts ■ High - quality direct commercial lending platform with little or no reliance on participants or wholesale purchases ■ Prudent growth Multi - Faceted Stress Testing ■ Every loan tested during underwriting process ■ Quarterly modeling performed in conjunction with ALCO processes ■ Semi - annual third - party review conducted on approximately two - thirds of the portfolio Continued Focus on Loan Monitoring ■ Team of portfolio managers and loan workout specialists Proactive Workout Process ■ Reflective of philosophy to aggressively address impaired assets in a timely fashion Underwriting Process ■ Lending authority for commercial loans is tiered by dollar amount and / or collateral category (e . g . , unsecured, cash secured, UCC 1 secured, and real estate secured) ■ Lending authority is limited to aggregation of debt to single borrower / group of related borrowers ■ Tech investments reinforce thorough, efficient process Credit Officer Approval CEO, CLO and CCO Review Board Loan Committee Approval Comprehensive Underwriting 10

Demand Noninterest - bearing 26% Nonmaturity interest - bearing 55% Time 19% Deposit Franchise Deposit Composition as of 6/30/2022 Total Deposits $6.6 billion 2022 YTD Average Cost of Total Deposits 0.33% $8 ,000 $7 ,000 $6 ,000 $5 ,000 $4 ,000 $3 ,000 $2 ,000 $1 ,000 $ - 2017 2018 2019 2020 2021 Year Ended Year Ended Year Ended Year Ended Year Ended Quarter Ended June 2022 Average Total Deposits CAGR 15% $2 ,000 $1 ,800 $1 ,600 $1 ,400 $1 ,200 $1 ,000 $800 $600 $400 $200 $ - 11 Year Ended 2017 Year Ended 2018 Year Ended 2019 Year Ended 2020 Year Quarter Ended Ended 2021 June 2022 Average Demand Noninterest - bearing Deposits CAGR 21%

Organic Growth Opportunities to expand as a result of post - pandemic trends Densely populated, lucrative markets Strong demand for personalized service among small to mid - sized business owners Our target market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market businesses Diverse economy provides numerous avenues for revenue expansion, while also remaining resilient during severe economic downturns 12

Dynamic Expansion Leveraging technology to drive new opportunities Roots in NY/NJ metro area allow the bank to expand with clients as they build out - of - state outposts Digital investments coupled with ability to attract top talent allows for dynamic expansion Banking Hub model allows ConnectOne to expand in a nimble way Expansion into South Florida Relationship - focused model has proven to be a clear differentiator across markets • New office in West Palm Beach, FL supports clients’ growth • Team of 8 • Organic growth accelerating • Loan origination in excess of $200MM by year end 13

Enhancing Our Deposit Franchise Tech Investments Partnerships with Mantl and Nymbus provide opportunities to leverage modern tech to efficiently grow deposits and continue to expand our reach Mantl will replace our current in branch and online deposit origination software enhancing client experiences and supporting our dynamic growth model Nymbus allows us to launch a new B2B vertical on their cloud - based technology, creating a new avenue to target deposit - heavy businesses Expanded Business Lines Continued momentum from our C&I team is accelerating valuable deposit opportunities The addition of new teams targeting deposit - focused businesses, such as Healthcare ConnectOne is a destination for top talent, allowing us to attract strong deposit generators across business lines Market Diversification Florida market is rich with deposit opportunities Continued demand for a relationship banking model in the NY metro market with opportunities for deposit growth in new markets Since the pandemic, we've seen clients grow into new and adjacent markets, allowing ConnectOne to tap those deposit markets 14

Disciplined Expansion Through M&A with Demonstrated Expertise as a Skilled Acquiror

- Completed transaction on January 2, 2019 and integrated systems less than 30 days after closing
- **Value-add transaction; many benefits realized**
  - Loan-to-deposit ratio improved
  - CRE concentration reduced
  - Net interest margin widened
  - Upward trajectory of tangible book value per share continued


Market Expansion
GREATER HUDSON BANK
Leverage Infrastructure
Bank of New Jersey
ConnectOne
Innovation
boefly

- **Completed in-Market Acquisition of $1B Commercial Bank on January 2, 2020**
- **Enhances Scale and Future Growth Opportunities**
  - Further leverages CNOB's leading technology infrastructure
  - Higher legal lending limit
  - Provides expanded technology offerings and broader product suite to BKJ clients
- **Financially Attractive**
  - ~5% accretive to earnings in first year of fully phased in cost savings
  - Tangible book value dilution was earned back in a very short timeframe
  - Geographic overlap provides meaningful cost savings
  - IRR over 25%

BoeFly is a Boston/New York City based FinTech company. With dynamic patented technology, BoeFly is an online marketplace matching small business owners with lenders without exposure to credit risk

- **BoeFly operates as an independent subsidiary**
- **ConnectOne is now one of many partners in the BoeFly network of lenders**
- **Builds fee revenue & allows ConnectOne to jumpstart recently established SBA division**
- **Established digital loan origination platform**

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Active M&A Environment Opportunities in Market Disruption Talent • We’ve experienced increased success in attracting revenue generating talent. • Due to disruption, individuals are seeking out ConnectOne. New Business Lines • The opportunity to pick up clients who have been displaced by transactions creates an opportunity for ConnectOne to accelerate our organic growth. Market Expansion • New team members coupled with new business allows us to expand our reach into new markets. 16

Acceleration of Growth: Tech - Forward Leadership Building the Future of Banking ■ Investments in technology support the growth of ConnectOne’s high performance, low efficiency model ■ Continued investments to enhance the bank’s online and mobile channels ■ Investments in solutions that reimagine bank processes and workflows while enhancing security and compliance measures ■ Partnerships with providers outside of the banking industry to build powerful embedded banking solutions Building a Leading Commercial Bank, Powered by Best - in - Class Technology Building a Modern Banking Ecosystem 17

Acceleration of Growth: Tech-Forward Leadership

Capitalizing on Niche Specific Opportunities

BoeFly

With both patented and proprietary technology, BoeFly helps connect small to mid-sized businesses with professional loan brokers and lenders across the United States.

- BoeFly operates as a separate, independent division
- Established digital loan origination platform with opportunities to expand product offering
- Builds fee revenue and allows ConnectOne to jumpstart recently established SBA division
- ConnectOne participates as a partner in the BoeFly network of lenders

Today's BoeFly Ecosystem



ConnectOneBank
boefly
Franchisee submits application for vetting and qualification
Completes background check, receives franchisor approval, and potential funding options
Completed small business loan packages
BoeFly provides franchisors vetted and qualified franchisee applicants
Potential Franchisees
Banks
Franchisors

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Best - In - Class Efficiency One of the Best Efficiency Ratios in the Industry Historical Operating Performance Historical Operating Performance Locations utilize technology to serve as “business hubs” supporting clients beyond geographic footprint $17.5MM Assets Per Employee Efficiency ratio includes investments in infrastructure to propel the franchise past $10B Source: Company Filings, S&P Global Market Intelligence Note: Please refer to Non - GAAP reconciliation in Appendix. 1 CNOB disclosed Operating Efficiency Ratio and Operating NIE / Avg. Assets. 2 Efficiency Ratio and Noninterest Expense / Avg. Assets as reported by S&P Global Market Intelligence. Peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP, and WASH. 40.1% 41.4% 41.9% 40.9% 38.3% 38.7% 39.1% 55.8% 54.8% 54.9% 56.2% 55.8% 56.2% 51.9% 1.34% 1.32% 1.36% 1.39% 1.38% 1.41% 1.51% 2.10% 2.10% 2.04% 1.92% 1.91% 1.95% 1.91% 2017Y 2018Y 2019Y 2020Y CNOB Efficiency Ratio CNOB Operating NIE / Avg. Assets 2021Y 1Q22 2Q22 Peers Efficiency Ratio Peers Operating NIE / Avg. Assets 19

A People First Culture with Recognized Success 20

Strategy & Vision CNOB: A Compelling Investment Opportunity Consistent Financial Performance - Among Best - in - Class Solid Credit Culture with Disciplined Lending Philosophy Track Record of Superior Organic Growth Financially Prudent Acquiror and Experienced & Efficient Merger Integrator Benefitting from Current Industry Consolidation and Disruption Committed to Future State of Banking, Technology and Operational Efficiency Capital Strength and Flexibility, Enhanced Further Through Preferred Offering 21

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Appendix

$708 $714 $879 $585 $924 $544 $397 $593 $386 $322 $399 $315 $335 $188 $331 3.83% 3.90% 3.77% 4.02% 4.68% 4.58% 4.64% 4.56% 4.50% 4.67% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $ - $500 $1,000 $1,500 $2,000 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Gro ss Loan Fundings Loans Paidoff Net Growth Average Funding Coupon Average Portfolio Yield Loan Growth Metrics (ex. PPP) CRE Geography as of June 30, 2022 CRE Originations YTD 2022 by Geography Loan Portfolio & Origination Metrics ($ in millions) Manhattan Multifamily 4% Manhattan Other 3% Other NYC Boroughs 16% NY (Ex NYC) 10% FL 3% Other 6% NJ 58% Manhattan Multifamily 4% Manhattan Other 4% Other NYC Boroughs 14% NY (Ex NYC) 14% FL 7% Other 16% NJ 41% 24 Note: Quarterly average portfolio yield reflects annualized rates for loans receivable and loans held - for - sale while including loan fee income, accretion of purchase accounting adjustments, PPP fee income and tax - free interest income presented on a tax equivalent basis using a 21% federal tax rate.

Reconciliation of GAAP and Non-GAAP Measures

($'s in thousands)	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021
	As of or For the Quarters Ended,				
Return on Equity Measures					
Net Income Available to Common Sotckholders	$ 30,849	$ 29,872	$ 31,321	$ 32,097	$ 32,219
Amortization of Core Deposit Intangibles - After Tax	303	303	338	338	355
Net Income Adjusted for Intangible Expenses	**$ 31,152**	**$ 30,175**	**$ 31,659**	**$ 32,435**	**$ 32,574**
Average stockholders' equity	$ 1,143,092	$ 1,131,968	$ 1,113,524	$ 1,032,195	$ 952,019
Less: Average Preferred Stock	(110,928)	(110,927)	(110,927)	(51,847)	-
Average Common Equity	$ 1,032,164	$ 1,021,041	$ 1,002,597	$ 980,348	$ 952,019
Less: Average Intangible Assets	(216,786)	(217,219)	(217,685)	(218,170)	(218,662)
Average Tangible Common Equity	**$ 815,378**	**$ 803,822**	**$ 784,912**	**$ 762,178**	**$ 733,357**
Return on Average Common Equity (GAAP)	**11.99%**	**11.87%**	**12.39%**	**12.99%**	**13.57%**
Return on Average Tangible Common Equity[1] (non-GAAP)	**15.32%**	**15.22%**	**16.00%**	**16.88%**	**17.82%**
Net Interest Margin					
Net Interest Income (Tax Equivalent Basis)	$ 76,146	$ 70,842	$ 70,890	$ 68,761	$ 63,418
Impact of Purchase Accounting Fair Value Marks	(1,014)	(1,179)	(1,674)	(1,849)	(2,012)
Adjusted Net Interest Income (Tax Equivalent Basis)	**$ 75,132**	**$ 69,663**	**$ 69,216**	**$ 66,912**	**$ 61,406**
Average Interest-Earning Assets	$ 7,807,445	$ 7,753,881	$ 7,508,973	$ 7,321,771	$ 7,059,965
Net Interest Margin (GAAP)	**3.91%**	**3.71%**	**3.75%**	**3.73%**	**3.60%**
Adjusted Net Interest Margin[2] (Non-GAAP)	**3.86%**	**3.64%**	**3.66%**	**3.63%**	**3.49%**
Reconciliation of GAAP Earnings to Earnings Excluding the Following Items:					
Net Income	$ 32,358	$ 31,381	$ 33,038	$ 32,097	$ 32,219
Income Tax Expense	11,889	11,351	12,301	10,881	10,652
Provision for Loan Losses	3,000	1,450	815	1,100	(1,649)
Pre-Provision Net Revenue	**$ 47,247**	**$ 44,182**	**$ 46,154**	**$ 44,078**	**$ 41,222**
Average Assets	$ 8,322,823	$ 8,263,382	$ 8,027,169	$ 7,837,997	$ 7,566,676
Return on Average Assets	**1.56%**	**1.54%**	**1.63%**	**1.62%**	**1.71%**
PPNR / Average Assets	**2.28%**	**2.17%**	**2.28%**	**2.23%**	**2.19%**

Source: Company Filings

1 *Earnings available to common stockholders excluding amortization of intangible assets divided by average tangible common equity.*

2 *Adjusted net interest margin excludes impact of purchase accounting fair value marks.*

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Reconciliation of GAAP and Non-GAAP Measures, Continued

($'s in thousands)	As of or For the Quarters Ended,			As of or For the Years Ended December 31,				
	Jun. 30, 2022	Mar. 31, 2022	Jun. 30, 2021	2017	2018	2019	2020	2021
Efficiency Measures								
Total Noninterest Expenses	$ 31,703	$ 29,230	$ 26,259	$ 78,759	$ 70,454	$ 92,228	$ 121,001	$ 109,011
Amortization of Core Deposit Intangibles	(434)	(433)	(508)	(724)	(627)	(1,408)	(2,559)	(1,981)
Merger Expenses	-	-	-	-	(1,335)	(8,955)	(14,640)	-
FDIC Small Bank Assessment of Credit	-	-	-	-	-	1,310	-	-
Loss on Extinguishment of Debt	-	-	-	-	-	(1,047)	-	-
Increase in Valuation Allowance, Loans Held-for-Sale	-	-	-	(15,592)	-	-	-	-
Foreclosed Property Expense	-	-	-	(248)	(266)	(81)	3	-
Operating Noninterest Expense	**$ 31,269**	**$ 28,797**	**$ 25,751**	**$ 62,195**	**$ 68,226**	**$ 82,047**	**$ 103,805**	**$ 107,030**
Net Interest Income (Tax Equivalent Basis)	$ 76,146	$ 70,842	$ 63,418	$ 148,481	$ 159,140	$ 187,964	$ 239,879	$ 264,650
Noninterest Income	3,359	3,054	4,472	8,204	5,473	8,035	14,400	15,691
Insurance Company Recovery	-	-	-	-	-	-	-	-
Net (Gains) / Losses on Equity Securities	405	596	(23)	-	266	(294)	(202)	(674)
Net (Gains) / Losses on Sales of Securities	-	-	(195)	(1,596)	-	280	(29)	(195)
Operating Revenue	**$ 79,910**	**$ 74,492**	**$ 67,672**	**$ 155,089**	**$ 164,879**	**$ 195,985**	**$ 254,048**	**$ 279,472**
Average Assets	$ 8,322,823	$ 8,263,382	$ 7,566,676	$ 4,629,380	$ 5,159,567	$ 6,014,535	$ 7,453,474	$ 7,735,228
Operating Efficiency Ratio[1] (non-GAAP)	**39.1%**	**38.7%**	**38.1%**	**40.1%**	**41.4%**	**41.9%**	**40.9%**	**38.3%**
Operating NIE/ Average Assets	**1.51%**	**1.41%**	**1.37%**	**1.34%**	**1.32%**	**1.36%**	**1.39%**	**1.38%**

Source: Company Filings

1 Operating noninterest expense divided by operating revenue.

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Reconciliation of GAAP and Non - GAAP Measures, Continued 27 Source: Company Filings 1 Tangible common equity divided by common shares outstanding at period end. Jun. 30, 2022 Mar. 31, 2022 Jun. 30, 2021 2017 2018 2019 2020 2021 Book Value Per Share : Stockholders equity $ 1,143,147 $ 1,138,519 $ 565,437 $ 613,927 $ 731,190 $ 915,310 $ 1,124,212 Less: Preferred Stock (110,927) (110,927) - - - - - (110,927) Common Equity $ 1,032,220 $ 1,027,592 $ 964,960 $ 565,437 $ 613,927 $ 731,190 $ 915,310 $ 1,013,285 Less: Intangible Assets (216,502) (216,936) (218,335) (148,273) (147,646) (168,034) (219,349) (217,369) Tangible Common Equity $ 815,718 $ 810,656 $ 746,625 $ 417,164 $ 466,281 $ 563,156 $ 695,961 $ 795,916 Common Shares Outstanding 39,243,123 39,518,411 39,794,815 32,071,860 32,328,542 35,072,066 39,785,398 39,568,090 Tangible Book Value Per Share¹ (non - GAAP) $ 20.79 $ 20.51 $ 18.76 $ 13.01 $ 14.42 $ 16.06 $ 17.49 $ 20.12 ($'s in thousands, except per share data) As of or For the Years Ended December 31, As of or For the Quarters Ended,

Reconciliation of GAAP and Non-GAAP Measures, Continued

($'s in thousands)	As of or For the Quarters Ended,						
	Jun. 30, 2022	Mar. 31, 2022	2017	2018	2019	2020	2021
Net Loan Charge-Off (Recoveries) Detail:							
Average Loans (Including Loans Held-for-Sale and Nonaccrual Loans)	$ 7,008,174	$ 6,871,477	$ 3,811,922	$ 4,330,874	$ 5,049,458	$ 6,198,753	$ 6,419,610
Net Loan Charge-Offs (Recoveries):							
Charge-Offs	$ 302	$ 274	$ 239	$ 18,011	$ 5,076	$ 900	$ 2,397
Recoveries	(32)	(32)	(243)	(117)	(315)	(833)	(405)
Net Loan Charge-Offs (Recoveries)	**$ 270**	**$ 242**	**$ (4)**	**$ 17,894**	**$ 4,761**	**$ 67**	**$ 1,992**
Net Taxi Charge-Offs	$ 237	$ 49	$ -	$ 17,000	$ 1,000	$ -	$ -
Net Loan Charge-Off (Excluding Taxi Net Charge-Offs)	**$ 33**	**$ 193**	**$ (4)**	**$ 894**	**$ 3,761**	**$ 67**	**$ 1,992**
Net Loan Charge-Offs (Recoveries) as a % of Average Loans Receivable (Annualized)	**0.02%**	**0.01%**	**(0.00%)**	**0.41%**	**0.09%**	**0.00%**	**0.03%**
Net Loan Charge-Offs (Recoveries) (Excluding Taxi Net Charge-Offs) as a % of Average Loans Receivable (Annualized)	**0.00%**	**0.01%**	**(0.00%)**	**0.02%**	**0.07%**	**0.00%**	**0.03%**
Asset Quality							
Nonaccural Taxi Medallion Loans	$ 21,831	$ 22,818	$ 46,765	$ 28,043	$ 23,431	$ 23,024	$ 23,018
Nonaccural Taxi Medallion Loans Held-for-Sale	-	-	-	-	-	-	-
Nonaccural Loans (Excluding Taxi Medallion Loans)	38,925	36,588	18,848	23,812	26,050	38,672	38,682
Other Real Estate Owned	316	316	538	-	-	-	-
Total Nonperforming Assets	**$ 61,072**	**$ 59,722**	**$ 66,151**	**$ 51,855**	**$ 49,481**	**$ 61,696**	**$ 61,700**
Total Assets	$ 8,841,506	$ 8,334,301	$ 5,108,442	$ 5,462,092	$ 6,174,032	$ 7,547,339	$ 8,129,480
Nonperforming Assets as a % of Total Assets	**0.69%**	**0.72%**	**1.29%**	**0.95%**	**0.80%**	**0.82%**	**0.76%**
Nonperforming Assets Excluding Nonaccrual Taxi Medallion Loans as a % of Total Assets	**0.44%**	**0.44%**	**0.38%**	**0.44%**	**0.42%**	**0.51%**	**0.48%**

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